UNITED STATES SECURITIES AND
EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) July 1, 2005

GLOBAL ENERGY INC.
(Exact name of registrant as specified in its charter)

Nevada
(State or other jurisdiction of incorporation)

000-28025
(Commission File Number)

86-0951473
(IRS Employer Identification No.)

P.O. Box 49149
Suite 400, Four Bentall Centre
1055 Dunsmuir Street
Vancouver, British Columbia
V7X 1J1
(Address of principal executive offices and Zip Code)

604-639-5835
Registrant's telephone number, including area code

Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

SECTION 1 -REGISTRANT'S BUSINESS AND OPERATIONS

Item 1.01 Entry into a Material Definitive Agreement

Effective July 1, 2005, the Registrant entered into a bill of sale agreement with Roxbury Capital Group Ltd. and Qwest Capital Inc., pursuant to which the Registrant agreed to sell and Roxbury Capital Group Ltd. and Qwest Capital Inc. agreed to buy certain of the Registrant's assets, including its 6.5% working interest in an oil and gas lease located in Wharton County Texas, 12.5% working interest in an oil and gas lease located in Live Oak County Texas, and all other assets associated with these oil and gas lease interests. Consideration for these assets is $50,000.

With the sale of the assets, management is seeking to identify a suitable new business opportunity or a suitable business with which to enter into a business combination.

SECTION 2 -FINANCIAL INFORMATION

Item 2.01 Completion of Acquisition or Disposition of Assets

Effective July 6, 2005, the Registrant disposed of its interest in oil and gas assets pursuant to the terms of the bill of sale agreement dated for reference July 1, 2005 with Roxbury Capital Group Ltd. and Qwest Capital Inc. As consideration for the sale, the Registrant received the sum of $50,000.

With the sale of the assets, management is seeking to identify a suitable new business opportunity or a suitable business with which to enter into a business combination.

SECTION 5 -CORPORATE GOVERNANCE AND MANAGEMENT

Item 5.02. Departure of Directors or Principal Officers; Election of Directors; Appointment of Principal Officers

Effective July 1, 2005, Mr. Nick DeMare tendered his resignation as a director of the Company. Mr. Christopher S. Kape remains the Company's sole director and officer.

Item 5.03 Amendments to Articles of Incorporation or Bylaws; Change in Financial Year

Effective July 6, 2005, the Registrant adopted new Bylaws in substitution for old Bylaws dated February 17, 1999. The new Bylaws provide more flexibility for date and place of stockholder meetings, provide indemnification for directors, as permitted by Nevada law, and otherwise modernize the governance rules of the Registrant.

SECTION 9 -FINANCIAL STATEMENTS AND EXHIBITS

Item 9.01 Financial Statements and Exhibits

Exhibits

3.i.1. Bylaws of the Registrant dated July 6, 2005.

10.1 Assignment and bill of sale agreement dated July 1, 2005 between the Registrant and Roxbury Capital Group Ltd. and Qwest Capital Inc.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

GLOBAL ENERGY INC.

/s/ Christopher Kape

By:
Christopher Kape
Director
Date: July 11, 2005

Exhibit 10.1

ASSIGNMENT AND BILL OF SALE

This Agreement made as of the 1 day of July, 2005 between:

GLOBAL ENERGY INC., a company subsisting under the laws of Nevada.

('Seller')

AND:

ROXBURY CAPITAL GROUP LTD.
QWEST CAPITAL INC.

("Buyer")

WITNESSES THAT WHEREAS:

A: Seller is the beneficial owner of certain undivided interests in and to various oil and gas leases and leasehold estates created thereby set out in Exhibit A hereto, together with the same interest' n the wells drilled on such property; and

B: Seller has agreed to assign to Buyer, and Buyer has agreed to acquire from Seller, all of Seller's rights, title, interests, and properties described in paragraphs 1. through 10. below, and all rights, estates, powers and privileges appurtenant to those rights, interests, and properties, (collectively referred to in this Assignment as the "Assets").

NOW THEREFORE THIS AGREEMENT WITNESSES that for valuable consideration, the receipt and sufficiency of which is acknowledged, Seller, named above, sells, assigns, and transfers to Buyer, and Buyer's successors and assigns:

1. All rights, title, and interests of Seller in, to, and under the oil, gas, and mineral leases (the "Leases") described In Exhibit A, including any renewals, extensions, or ratifications, and the oil and gas leasehold estates and other interests in the lands described on Exhibit A Exhibit A is attached to and made a part of this Assignment and Bill of Sale for all purposes;

2. Without limiting the foregoing, all other rights, title, and interests of Seller, of whatever kind or character in and to the lands specifically described on Exhibit A (the "Lands'), even though the interests of Seller and the Lands may be incorrectly described, or a description of an Interest is omitted from Exhibit A; and, all rights, title, and Interests of Seller in, to, under, or derived from all oil. gas, and mineral leases and leasehold fee or mineral interests and all other interests of whatever character, insofar as the same covers or relates to the Lands and Leases described in Exhibit A even though an interest may be incorrectly described or omitted from Exhibit A;

3 All rights, title, and interests of Seller in all rights, privileges, benefits, and powers conferred on the holder of the Leases and Lands with respect to the use and occupation of the surface and the subsurface depths under the Lands and Leases;

4. All rights, title, and interests of Seller in any pooled or unitized acreage or rights included, in whole or in part, within the Lands, including all oil and gas production from the pool or unit allocated to such properties (including, without limitation, units form under orders, rules, regulations, or other official acts of any state or other authority having jurisdiction and so called working interest units created under operating agreements or otherwise) and all interests in any wells within the unit or pool associated with such properties, whether the unitized or pooled oil and gas production comes from wells located within or without the areas covered by the Lands, and all tenements, hereditaments, and appurtenances belonging to the properties;

5. All rights, title, and interests of Seller in all of the permits, licenses, servitudes, easements, rights of way, orders, gas purchase and sale contracts, crude oil purchase and safe contracts or agreements, surface leases, farmin and farmout agreements, acreage contribution agreements, operating agreements, unit agreements, processing agreements. options, leases of equipment or facilities, and other contracts, agreements, and rights, and any amendments, which are owned by Seller, in whole or in part, whether or not the same appear of record in the county where the Lands are located, and which are appurtenant to, affect, are used or held for use in connection with either the ownership, operation, production, treatment ar marketing of oil and gas, or either of them, and the sale or disposal of water, hydrocarbons, or associated substances from the Lands and Leases;

6. All rights, title, and interests of Seller in all of the real, personal, and mixed property located in or on the Lands and Leases or used in their operation, which are owned by Seller or by a third person on behalf of Seller, in whole or in part, including, without limitation, crude oil, condensate, or products (in storage or in pipelines), wells, well equipment, casing, tanks, boilers, buildings, tubing, pumps, motors, valves, fixtures, machinery and other equipment, pipelines, gathering systems, power lines, telephone lines, roads, field processing plants, and all other improvements used in operations;

7. All of the rights, title, and interests of Seller in all of the files, records, information, and data relating to the items described in paragraphs 1. through 6. above, including without limitation, title records (including title opinions, abstracts, and title curative documents); contracts; geological and seismic records, data and information; and, production records, electric togs, and all related matters;

8. To the extent transferable, the benefit of and the right to enforce all rights, covenants, and warranties, if any, under the terms and conditions of any of the agreements and contracts described in paragraph 5. above, which Seller is entitled to enforce, with respect to the Assets, against Seller's predecessors in tide to the Assets and against any other party to such agreements and contracts;

9. To the extent necessary to allow Buyer to have full use of and access to the Lands, Seller grants such right of ingress and egress, rights of way and easements, and their full and uninterrupted use, across any lands which Seller may own or where Seller may be the lessee under an ail, gas, and mineral lease(s), over or through which Buyer crosses or has the right to cross for use and access to the Lands described in Exhibit A. This grant is limited to the rights of Seller to grant such rights of ingress and egress, rights of way, and easements under agreements, deeds, or leases through which Seller claims title; and

10. All other rights and obligations arising under contract or otherwise by law, or by the occurrence of conditions precedents, which may or may not yet have occurred, owned in whole or in part by Seller, which rights and obligations are incidental to the Assets described in paragraphs 1. through 9. above, including the right, if any, to operate the Assets.

TO HAVE AND TO HOLD the Assets unto Buyer and its successors and assigns forever, provided, however, this Assignment is made by Seller and accepted by Buyer subject to the following terms, representations, agreements, and provisions:

1. As consideration for the Assets, Buyer agrees to deliver to Seller the sum of $50,000 promptly upon exemption and delivery of this Agreement.

2. Seller represents and agrees that its joint interest account with the operator of wells on the Lands and Leases is current, and that all ad valorem taxes assessed, due and payable on the Assets have been fully paid for all time periods up to the date of this Assignment Seller acknowledges Buyer has materially relied upon this representation in accepting this Assignment.

3. At dosing, Seller shall deliver to Buyer all relevant books, records, files, documents, data, and other information pertaining to the Assets. From time to time, whether at or after closing, as requested by Buyer, its successors or assigns, Seller will execute and deliver any and all documents and take such other reasonable actions as may be necessary to fully convey and transfer the Assets to Buyer.

4. Buyer shall: (a) at the Effective Date assume and be responsible for and comply with all duties and obligations of Seller, express or implied, with respect to the Assets, including without limitation, those arising under or by virtue of any lease, contract, agreement, document, permit, applicable statute or rule, regulation or order of any governmental authority, specifically including, without limitation, any governmental requests or requirement to plug and/or abandon any well of whatever type, status, or classification, or take any dean-up or other action with respect to the property or premises; and, (b) defend, indemnify, and hold Seller harmless from any and all related claims, except any claims asserted against Seller prior to the Effective Date. Seller shall: (a) be responsible for any and all claims arising out of the production or sale of hydrocarbons from the properties, including all expenses of operations, the proper accounting or payment to parties for their interest, insofar as claims relate to periods of time prior to the Effective Date; and, (b) defend, indemnify, and hold Buyer harmless from any and all such claims. Buyer shall be responsible for all types of claims insofar as they relate to periods of time from and after the Effective Date and shall defend, indemnify, and hold Seller harmless from such claims.

5. Seller shall be entitled to all proceeds accruing to the Assets prior to the Effective Date of this Assignment and Bill of Sale, including proceeds attributable to product inventories above the pipeline connection and gas product Inventories as of the Effective Date and shall be responsible for operating expenses, capital expenditures, all taxes, and other obligations on the Assets prior to the Effective Date. Buyer shall be entitled to all proceeds accruing to the Assets after the Effective Date and shall be responsible for the operating expenses, capital expenditures, all taxes, and other obligations on the Assets after the Effective Date. Within thirty (30) days after the execution of this Assignment. Seller will furnish Buyer a statement covering: (a) ad valorem taxes, severance taxes, crude inventories above the pipeline connection, and gas product inventories credited to Seller as of the Effective Date: (b) operating expenses and capital expenditures incurred after the Effective Date and paid by Seller, and, (c) revenues received by Seller from production attributable to the Assets after the Effective Date. Payment by Buyer or Seller, as the case may be, based upon the information contained in the statement shall occur within five (5) days after receipt of the statement by Buyer.

6. This Assignment and Bill of Sale is made expressly subject to all of the leases, agreements, and other documents described in Exhibit A, and all other valid and existing contracts, easements, and other instruments affecting all or any part of the Assets, together with any and all existing overriding royalties and other interests payable out of production from all or any part of the Lands, as shown of record.

7. As to claims arising by, through, or under Seller, Seller warrants that title to the Assets is good and marketable, and Seller agrees that Seller shall be responsible for title defects occurring or arising out of occurrences or omissions of, by, through, or under Seller, but not otherwise. In addition, Seller represents and covenants that the Assets are free and clear of any end all liens, encumbrances, or claims of third parties created by Seller, and, further that

Seller has no notice of pending litigation or claims of any kind, including claims by the owners of the surface and/or mineral estate, which would or could, if successfully prosecuted, impair in any manner the Assets.

g. The provisions of this Assignment shall be binding on and inure to the benefit of Buyer and Seller and their respective affiliates, heirs, devisees, legal or personal representatives, successors, and assigns and shall constitute covenants running with the Lands and the Assets.

9. It is the intention and agreement of Seller and Buyer that the provisions of this Assignment and Bill of Sale shall be severable. Should the whole or any portion of a section or paragraph be judicially held to be void or invalid, such holding shall not affect other portions which can be given effect without the invalid or void portion.

GLOBAL ENERGY INC.

Per: /s/ Christopher Kape

________________________________________
Authorized Signatory

[Exhibit A: Description of Oil and Gas Leases and Lands]

1.	LESSOR:	Florence Henderson, Individually and as Independent Executrix of the Estate of Celia Wright
	LESSEE:	Hyquest Energy, Inc.
	DATED:	April 23, 1981
	RECORDED:	Vol. 562, Page 523 Wharton County, Texas
	DESCRIPTION:	974.33 acres of land, more or less, in the I.P. Stem Survey, A-326, Gulf Colorado and Santa Fe Railroad Co. Survey, A-730, and the Homer Cryer Survey, A-760, Wharton County, Texas
	ASSIGNED INTEREST:	Undivided Six and One-Quarter (6.25%) percent
2.	LESSOR:	James A. Parker, Beverly Parker Weaver and Emily H. Parker
	LESSEE:	Hyquest Energy, Inc.
	DATED:	February 17, 1982
	RECORDED:	Vol. 227, Page 263 Live Oak County, Texas
DESCRIPTION:

A tract of land containing a total of 444.60 acres, more or less, out of the 4,152.04 acre "Old R.J. Dobie Ranch," situated in the Dinero-Lagarto Area, Live Oak County, Texas, which 444.60 acre tract of land is out of an 764.60 acre tract conveyed by and which tract of land and the "Old R.J. Dobie Ranch" are more particularly described in Partition Deed dated October 20, 1977, recorded in Volume 287, Page 345 of the Deed Records of Live Oak County, Texas, to which instrument and the record thereof reference is here made for a further description; said 444.60 acre tract covered by this lease being all of the 764.60 acre tract covered by the above referenced Partition Deed SAVE AND EXCEPT 320.00 acres of land covered by two Production Unit Designations filed by Anschutz Corporation and recorded in Volume 209, Page 8 and in Volume 209, Page 14, of the Oil, Gas and Mineral Lease Records of Live Oak County, Texas respectively to which instruments reference is here made for further description; SAVE AND EXCEPT all such property below a depth of 6,200 feet below the surface.

	ASSIGNED INTEREST:	Undivided Twelve and One-Half (12.5%) percent

Exhibit 3.i.1.

BYLAWS

OF

GLOBAL ENERGY INC.

A Nevada Corporation

ARTICLE I
Stockholders

Section 1

Annual Meeting. Annual meetings of the Stockholders, shall be held on the day and at the time as may be set by the Board of Directors from time to time, at which annual meeting the Stockholders shall elect by vote a Board of Directors and transact such other business as may properly be brought before the meeting.

Section 2

Special Meetings. Special meetings of the Stockholders for any purpose or purposes, unless otherwise prescribed by statute or by the Articles of Incorporation, may be called by the President or the Secretary by resolution of the Board of Directors or at the request in writing of Stockholders owning a majority in amount of the entire capital stock of the Corporation issued and outstanding and entitled to vote. Such request shall state the purpose of the proposed meeting.

Section 3

Place of Meetings. All annual meetings of the Stockholders shall be held at the registered office of the Corporation or at such other place within or outside the State of Nevada as the Directors shall determine. Special meetings of the Stockholders may be held at such time and place within or outside the State of Nevada as shall be stated in the notice of the meeting, or in a duly executed waiver of notice thereof. Business transacted at any special meeting of Stockholders shall be limited to the purposes stated in the notice.

Section 4

Quorum; Adjourned Meetings. The holders of at least ten percent (10%) of the Stock issued and outstanding and entitled to vote thereat, present in person or represented by proxy, shall constitute a quorum at all meetings of the Stockholders for the transaction of business except as otherwise provided by statute or by the Articles of Incorporation. If, however, such quorum shall not be present or represented at any meeting of the Stockholders, the Stockholders entitled to vote thereat, present in person or represented by proxy, shall have the power to adjourn the meeting from time to time, without notice other than announcement at the meeting, until a quorum shall be present or represented. At such adjourned meeting at which a quorum shall be present or represented, any business may be transacted which might have been transacted at the meeting as originally notified.

Section 5

Voting. Each Stockholder of record of the Corporation holding Stock which is entitled to vote at this meeting shall be entitled at each meeting of Stockholders to one vote for each share of Stock standing in his name on the books of the Corporation. Upon the demand of any Stockholder, the vote for Directors and the vote upon any question before the meeting shall be by ballot.

When a quorum is present or represented at any meeting, the vote of the holders of a majority of the Stock having voting power present in person or represented by proxy shall be sufficient to elect Directors or to decide any question brought before such meeting, unless the question is one upon which by express provision of the statutes or of the Articles of Incorporation, a different vote is required in which case such express provision shall govern and control the decision of such question.

Section 6

Proxies. At any meeting of the Stockholders any Stockholder may be represented and vote by a proxy or proxies appointed by an instrument in writing. In the event that any such instrument in writing shall designate two or more persons to act as proxies, a majority of such persons present at the meeting, or, if only one shall be present, then that one shall have and may exercise all of the powers conferred by such written instrument upon all of the persons so designated unless the instrument shall otherwise provide. No proxy or power of attorney to vote shall be used to vote at a meeting of the Stockholders unless it shall have been filed with the secretary of the meeting. All questions regarding the qualification of voters, the validity of proxies and the acceptance or rejection of votes shall be decided by the inspectors of election who shall be appointed by the Board of Directors, or if not so appointed, then by the presiding Officer of the meeting.

Section 7

Action - Without Meeting. Any action which may be taken by the vote of the Stockholders at a meeting may be taken without a meeting if authorized by the written consent of Stockholders holding at least a majority of the voting power, unless the provisions of the statutes or of the Articles of Incorporation require a greater proportion of voting power to authorize such action in which case such greater proportion of written consents shall be required.

ARTICLE I
Directors

Section 1

Management of Corporation. The business of the Corporation shall be managed by its Board of Directors which may exercise all such powers of the Corporation and do all such lawful acts and things as are not by statute or by the Articles of Incorporation or by these Bylaws directed or required to be exercised or clone by the Stockholders.

Section 2

Number, Tenure, and Qualifications. The number of Directors which shall constitute the whole board shall be at least one. The number of Directors may from time to time be increased or decreased by directors' resolution to not less than one nor more than fifteen. The Directors shall be elected at the annual meeting of the Stockholders and except as provided in Section 2 of this Article, each Director elected shall hold office until his successor is elected and qualified. Directors need not be Stockholders.

Section 3

Vacancies. Vacancies in the Board of Directors including those caused by an increase in the number of Directors, may be filled by a majority of the remaining Directors, though not less than a quorum, or by a sole remaining Director, and each Director so elected shall hold office until his successor is elected at an annual or a special meeting of the Stockholders. The holders of two-thirds of the outstanding shares of Stock entitled to vote may at any time peremptorily terminate the term of office of all or any of the Directors by vote at a meeting called for such purpose or by a written statement filed with the secretary or, in his absence, with any other officer. Such removal shall be effective immediately, even if successors are not elected simultaneously.

A vacancy or vacancies in the Board of Directors shall be deemed to exist in case of the death, resignation or removal of any Directors, or if the authorized number of Directors be increased, or if the Stockholders fail at any annual or special meeting of Stockholders at which any Director or Directors are elected to elect the full authorized number of Directors to be voted for at that meeting.

If the Board of Directors accepts the resignation of a Director tendered to take effect at a future time, the Board or the Stockholders shall have power to elect a successor to take office when the resignation is to become effective.

No reduction of the authorized number of Directors shall have the effect of removing any Director prior to the expiration of his term of office.

Section 4

Annual and Regular Meetings. Regular meetings of the Board of Directors shall be held at any place within or outside the State which has been designated from time to time by resolution of the Board or by written consent of all members of the Board. In the absence of such designation regular meetings shall be held at the registered office of the Corporation. Special meetings of the Board may be held either at a place so designated or at the registered office.

Regular meetings of the Board of Directors may be held without call or notice at such time and at such place as shall from time to time be fixed and determined by the Board of Directors.

Section 5

First Meeting. The first meeting of each newly elected Board of Directors shall be held immediately following the adjournment of the meeting of Stockholders and at the place thereof. No notice of such meeting shall be necessary to the Directors in order legally to constitute the meeting, provided a quorum be present. In the event such meeting is not so held, the meeting may be held at such time and place as shall be specified in a notice given as hereinafter provided for special meetings of the Board of Directors.

Section 6

Special Meetings. Special meetings of the Board of Directors may be called by the Chairman or the President or by any Vice President or by any two Directors.

Written notice of the time and place of special meetings shall be delivered personally to each Director, or sent to each Director by mail, facsimile transmission, electronic mail or by other form of written communication, charges prepaid, addressed to him at his address as it is shown upon the records or if such address is not readily ascertainable, at the place in which the meetings of the Directors are regularly held. In case such notice is mailed, it shall be deposited in the United States mail at least five (5) days prior to the time of the holding of the meeting. In case such notice is hand delivered, faxed or emailed as above provided, it shall be so delivered at least twenty-four (24) hours prior to the time of the holding of the meeting. Such mailing, faxing, emailing or delivery as above provided shall be due, legal and personal notice to such Director.

Section 7

Business of Meetings. The transactions of any meeting of the Board of Directors, however called and noticed or wherever held, shall be as valid as if transacted at a meeting duly held after regular call and notice, if a quorum be present, and if, either before or after the meeting, each of the Directors not present signs a written waiver of notice, or a consent to holding such meeting, or an approval of the minutes thereof. All such waivers, consents or approvals shall be filed with` the corporate records or made a part of the minutes of the meeting.

Section 8

Quorum, Adjourned Meetings. A majority of the authorized number of Directors shall be necessary to constitute a quorum for the transaction of business, except to adjourn as hereinafter provided. Every act or decision (lone or made by a majority of the Directors present at a meeting duly held at which a quorum is present shall be regarded as the act of the Board of Directors, unless a greater number be required by law or by the Articles of Incorporation. Any action of a majority, although not at a regularly called meeting, and the record thereof, if assented to in writing by all of the other members of the Board shall be as valid and effective in all respects as if passed by the Board in regular meeting.

A quorum of the Directors may adjourn any Directors meeting to meet again at a stated day and hour- provided, however, that in the absence of a quorum, a majority of the Directors present at any Directors meeting, either regular or special, may adjourn from time to time until the time fixed for the next regular meeting of the Board.

Notice of the time and place of holding an adjourned meeting need not be given to the absent Directors if the time and place be fixed at the meeting adjourned.

Section 9

Committees. The Board of Directors may, by resolution adopted by a majority of the whole Board, designate one or more committees of the Board of Directors, each committee to consist of at least one or more of the Directors of the Corporation which, to the extent provided in the resolution, shall have and may exercise the power of the Board of Directors in the management of the business and affairs of the Corporation and may have power to authorize the seal of the Corporation to be affixed to all papers which may require it. Such committee or committees shall have such name or names as may be determined from time to time by the Board of Directors. The members of any such committee present at any meeting and not disqualified from voting may, whether or not they constitute a quorum, unanimously appoint another member of the Board of Directors to act at the meeting in the place of any absent or disqualified member. At meetings of such committees, a majority of the members or alternate members shall constitute a quorum for the transaction of business, and the act of a majority of the members or alternate members at any meeting at which there is a quorum shall be the act of the committee.

The committees shall keep regular minutes of their proceedings and report the same to the Board of Directors.

Section 10

Action Without Meeting. Any action required or permitted to be taken at any meeting of the Board of Directors or of any committee thereof may be taken without a meeting if a written consent thereto is signed by all members of the Board of Directors or of such committee, as the case may be, and such written consent is filed with the minutes of proceedings of the Board or committee.

Section 11

Special Compensation. The Directors may be paid their expenses of attendance at each meeting of the Board of Directors and may be paid a fixed sum for attendance at each meeting of the Board of Directors or a stated salary as Director. No such payment shall preclude any Director from serving the Corporation in any other capacity and receiving compensation therefor. Members of special or standing committees may be allowed like reimbursement and compensation for attending committee meetings.

ARTICLE III
Notices

Section 1

Notice of Meetings. Notices of meetings of Stockholders shall be in writing and signed by the President or a Vice President or the Secretary or an Assistant Secretary or by such other person or persons as the Directors shall designate. Such notice shall state the purpose or purposes for which the meeting of Stockholders is called and the time and the place, which may be within or without this State, where it is to be held. A copy of such notice shall be delivered personally to, sent by facsimile transmission or electronic mail or shall be mailed, postage prepaid, to each Stockholder of record entitled to vote at such meeting not less than ten (10) nor more than sixty (60) days before such meeting. If mailed, it shall be directed to a Stockholder at his address as it appears upon the records of the Corporation and upon such mailing of any such notice, the service thereof shall be complete and the time of the notice shall begin to run from the date upon which such notice is deposited in the mail for transmission to such Stockholder. Personal delivery of any such notice to any Officer of a Corporation or association, or to any member of a partnership shall constitute delivery of such notice to such Corporation, association or partnership. In the event of the transfer of Stock after delivery of such notice of and prior to the holding of the meeting it shall not be necessary to deliver or mail notice of the meeting to the transferee.

Section 2

Effect of Irregularly Called Meetings. Whenever all parties entitled to vote at any meeting, whether of Directors or Stockholders, consent, either by a writing on the records of the meeting or filed with the Secretary, or by presence at such meeting and oral consent entered on the minutes, or by taking part in the deliberations at such meeting without objection, the doings of such meeting shall be as valid as if had at a meeting regularly called and noticed, and at such meeting any business may be transacted which is not excepted from the written consent or to the consideration of which no objection for want of notice is made at the time, and if any meeting be irregular for want of notice or of such consent, provided a quorum was present at such meeting, the proceedings of said meeting may be ratified and approved and rendered likewise valid and the irregularity or defect therein waived by a writing signed by all parties having the right to vote at such meeting-, and such consent or approval of Stockholders may be by proxy or attorney, but all such proxies and powers of attorney must be in writing.

Section 3

Waiver of Notice. Whenever any notice whatever is required to be given under the provisions of the statutes, of the Articles of Incorporation or of these Bylaws, a waiver thereof in writing, signed by the person or persons entitled to said notice, whether before or after the time stated therein, shall be deemed equivalent thereto.

ARTICLE IV
Officers

Section 1

Election. The Officers of the Corporation shall be chosen by the Board of Directors and shall be a President, a Secretary and a Treasurer, none of whom need be Directors. Any person may hold two or more offices. The Board of Directors may appoint a Chairman of the Board, Vice Chairman of the Board, one or more Vice Presidents, Assistant Treasurers and Assistant Secretaries.

Section 2

Chairman of the Board. The Chairman of the Board shall preside at meetings of the Stockholders and the Board of Directors, and shall see that all orders and resolutions of the Board of Directors are carried into effect.

Section 3

Vice Chairman of the Board. The Vice Chairman shall, in the absence or disability of the Chairman of the Board, perform the duties and exercise the powers of the Chairman of the Board and shall perform such other duties as the Board of Directors may from time to time prescribe.

Section 4

President. The President shall be the Chief Executive Officer of the Corporation and shall have active management of the business of the Corporation. He shall execute on behalf of the Corporation all instruments requiring such execution except to the extent the signing and execution thereof shall be expressly designated by the Board of Directors to some other Officer or agent of the Corporation.

Section 5

Vice President. The Vice President shall act under the direction of the President and in the absence or disability of the President shall perform the duties and exercise the powers of the President. They shall perform such other duties and have such other powers as the President or the Board of Directors may from time to time prescribe. The Board of Directors may designate one or more Executive Vice Presidents or may otherwise specify the order of seniority of the Vice Presidents. The duties and powers of the President shall descend to the Vice Presidents in such specified order of seniority.

Section 6

Secretary. The Secretary shall act under the direction of the President. Subject to the direction of the President he shall attend all meetings of the Board of Directors and all meetings of the Stockholders and record the proceedings. He shall perform like duties for the standing committees when required. He shall give, or cause to be given, notice of all meetings of the Stockholders and special meetings of the Board of Directors, and shall perform such other duties as may be prescribed by the President or the Board of Directors.

Section 7

Assistant Secretaries. The Assistant Secretaries shall act under the direction of the President. In order of their seniority, unless otherwise determined by the President or the Board of Directors, they shall, in the absence or disability of the Secretary, perform the duties and exercise the powers of the Secretary, They shall perform such other duties and have such other powers as the President or the Board of Directors may from time to time prescribe.

Section 8

Treasurer. The Treasurer shall act under the direction of the President. Subject to the direction of the President he shall have custody of the corporate funds and securities and shall keep full and accurate accounts of receipts and disbursements in books belonging to the Corporation and shall deposit all monies and other valuable effects in the name and to the credit of the Corporation in such depositories as may be designated by the Board of Directors. He shall disburse the funds of the Corporation as may be ordered by the President or the Board of Directors, taking proper vouchers for such disbursements, and shall render to the President and the Board of Directors, at its regular meetings, or when the Board of Directors so requires, an account of all his transactions as Treasurer and of the financial condition of the Corporation.

If required by the Board of Directors, he shall give the Corporation a bond in such sum and with such surety or sureties as shall be satisfactory to the Board of Directors for the faithful performance of the duties of his office and for the restoration to the Corporation, in case of his death, resignation, retirement or removal from office, of all books, papers, vouchers, money and other property of whatever kind in his possession or under his control belonging to the Corporation.

Section 9

Assistant Treasurers. The Assistant Treasurers in the order of their seniority, unless otherwise determined by the President or the Board of Directors, shall, in the absence or disability of the Treasurer, perform the duties and exercise the powers of the Treasurer. They shall perform such other duties and have such other powers as the President or the Board of Directors may from time to time prescribe.

Section 10

Compensation. The salaries and compensation of all Officers of the Corporation shall be fixed by the Board of Directors.

Section 11

Removal; Resignation. The Officers of the Corporation shall hold office at the pleasure of the Board of Directors. Any Officer elected or appointed by the Board of Directors may be removed at any time by the Board of Directors. Any vacancy occurring in any office of the Corporation by death, resignation. removal or otherwise shall be filled by the Board of Directors.

ARTICLE V
Capital Stock

Section 1

Certificates. Every Stockholder shall be entitled to have a certificate signed by the President or a Vice President and the Treasurer or an Assistant Treasurer, or the Secretary or an Assistant Secretary of the Corporation, certifying the number of shares owned by him in the Corporation. If the Corporation shall be authorized to issue more than one class of Stock or more than one series of any class, the designations, preferences and relative, participating, optional or other special rights of the various classes of Stock or series thereof and the qualifications, limitations or restrictions of such rights, shall be set forth in full or summarized on the face or back of the certificate, which the Corporation shall issue to represent such Stock.

If a certificate is signed (1) by a transfer agent other than the Corporation or its employees or (2) by a registrar other than the Corporation or its employees, the signatures of the Officers of the Corporation may be facsimiles. In case any Officer who has signed or whose facsimile signature has been placed upon a certificate shall cease to be such Officer before such certificate is issued, such certificate may be issued with the same effect as though the person had not ceased to be such Officer. The seal of the Corporation, or a facsimile thereof, may, but need not be, affixed to certificates of Stock.

Section 2

Surrendered, Lost or Destroyed Certificates. The Board of Directors may direct a certificate or certificates to be issued in place of any certificate or certificates theretofore issued by the Corporation alleged to have been lost or destroyed upon the making of an affidavit of that fact by the person claiming the certificate of Stock to be lost or destroyed. When authorizing such issue of a new certificate or certificates, the Board of

Directors may, in its discretion and as a condition precedent to the issuance thereof, require the owner of such lost or destroyed certificate or certificates, or his legal representative, to advertise the same in such manner as it shall require and/or give the Corporation a bond in such sum as it may direct as indemnity against any claim that may be made against the Corporation with respect to the certificate alleged to have been lost or destroyed.

Section 3

Replacement Certificates. Upon surrender to the Corporation or the transfer agent of the Corporation of a certificate for shares duly endorsed or accompanied by proper evidence of succession, assignment or authority to transfer, it shall be the duty of the Corporation, if it is satisfied that all provisions of the laws and regulations applicable to the Corporation regarding transfer and ownership of shares have been complied with, to issue a new certificate to the person entitled thereto, cancel the old certificate and record the transaction upon its books.

Section 4

Record Date. The Board of Directors may fix in advance a date not exceeding sixty (60) days nor less than ten (10) days preceding the date of any meeting of Stockholders, or the date for the payment of any distribution, or the date for the allotment of rights, or the date when any change or conversion or exchange of capital Stock shall go into effect, or a date in connection with obtaining the consent of Stockholders for any purpose, as a record date for the determination of the Stockholders entitled to notice of and to vote at any such meeting, and any adjournment thereof, or entitled to receive payment of any such distribution, or to give such consent, and in such case, such Stockholders, and only such Stockholders as shall be Stockholders of record on the date so fixed, shall be entitled to notice of and to vote at such meeting, or any adjournment thereof, or to receive payment of such distribution, or to receive such allotment of rights, or to exercise such rights, or to give such consent, as the case may be, notwithstanding any transfer of any Stock on the books of the Corporation after any such record date fixed as aforesaid.

Section 5

Registered Owner. The Corporation shall be entitled to recognize the person registered on its books as the owner of shares to be the exclusive owner for all purposes including voting and distribution, and the Corporation shall not be bound to recognize any equitable or other claim to or interest in such share or shares on the part of any other person, whether or not it shall have express or other notice thereof, except as otherwise provided by the laws of Nevada.

ARTICLE VI
General Provisions

Section 1

Registered Office. The registered office of this Corporation shall be in Carson City, State of Nevada.

The Corporation may also have offices at such other places both within and outside the State of Nevada as the Board of Directors may from time to time determine or the business of the Corporation may require.

Section 2

Distributions. Distributions upon capital stock of the Corporation, subject to the provisions of the Articles of Incorporation, if any, may be declared by the Board of Directors at any regular or special meeting, pursuant to law. Distributions may be paid in cash, in property or in shares of capital stock, subject to the provisions of the Articles of Incorporation.

Section 3

Reserves. Before payment of any distribution, there may be set aside out of any funds of the Corporation available for distributions such sum or sums as the Directors from time to time, in their absolute discretion, think proper as a reserve or reserves to meet contingencies, or for equalizing distributions or for repairing or maintaining any property of the Corporation or for such other purpose as the Directors shall think conducive to the interest of the Corporation, and the Directors may modify or abolish any such reserve in the manner in which it was created.

Section 4

Checks; Notes. All checks or demands for money and notes of the Corporation shall be signed by such Officer or Officers or such other person or persons as the Board of Directors may from time to time designate.

Section 5

Fiscal Year. The fiscal year of the Corporation shall be fixed by resolution of the Board of Directors.

Section 6

Corporate Seal. The Corporation may or may not have a corporate seal, as may from time to time be determined by resolution of the Board of Directors. If a corporate seal is adopted, it shall have inscribed thereon the name of the Corporation and the words "Corporate Seal" and "Nevada". The seal may be used by causing it or a facsimile thereof to be impressed or affixed or in any manner reproduced.

ARTICLE VII
Indemnification

Section 1

Indemnification of Officers and Directors, Employees and Other Persons. Every person who was or is a party or is threatened to be made a party to or is involved in any action, suit or proceeding, whether civil, criminal, administrative or investigative, by reason of the fact that he or a person of whom he is the legal representative is or was a Director or Officer of the Corporation or is or was serving at the request of the Corporation or for its benefit as a Director or Officer of another Corporation, or as its representative in a partnership, joint venture, trust or other enterprise, shall be indemnified and held harmless to the fullest extent legally permissible under the general Corporation law of the State of Nevada from time to time against all expenses, liability and loss (including attorneys' fees, judgments, fines and amounts paid or to be paid in settlement) reasonably incurred or suffered by him in connection therewith. The expenses of Officers and Directors incurred in defending a civil or criminal action, suit or proceeding must be paid by the Corporation as they are incurred and in advance of the final disposition of the action, suit or proceeding upon receipt of an undertaking by or on behalf of the Director or Officer to repay the amount if it is ultimately determined by a court of competent jurisdiction that he is not entitled to be indemnified by the Corporation. Such right of indemnification shall be a contract right which may be enforced in any manner desired by such person. Such right of indemnification shall not be exclusive of any other right which such Directors, Officers or representatives may have or hereafter acquire and, without limiting the generality of such statement, they shall be entitled to their respective rights of indemnification under any bylaw, agreement, vote of Stockholders, provision of law or otherwise, as well as their rights under this Article.

Section 2

Insurance. The Board of Directors may cause the Corporation to purchase and maintain insurance on behalf of any person who is or was a Director or Officer of the Corporation, or is or was serving at the request of the Corporation as a Director or Officer of another Corporation, or as its representative in a partnership, joint venture, trust or other enterprise against any liability asserted against such person and incurred in any such capacity or arising out of such status, whether or not the Corporation would have the power to indemnify such person.

Section 3

Further Bylaws. The Board of Directors may from time to time adopt further Bylaws with respect to indemnification and may amend these and such Bylaws to provide at all times the fullest indemnification permitted by the General Corporation Law of the State of Nevada.

ARTICLE VIII
Amendments

Section 1

Amendments by Stockholders. The Bylaws may be amended by a majority vote of all the Stock issued and outstanding and entitled to vote for the election of Directors of the Stockholders, provided notice of intention to amend shall have been contained in the notice of the meeting.

Section 2

Amendments by Board of Directors. The Board of Directors by a majority vote of the whole Board at any meeting may amend these Bylaws, including Bylaws adopted by the Stockholders, but the Stockholders may from time to time specify particular provisions of the Bylaws, which shall not be amended by the Board of Directors.

APPROVED AND ADOPTED this July 6, 2005.

X /s/ Christopher Kape (Sign)
Christopher Kape
Secretary

CERTIFICATE OF SECRETARY

I hereby certify that I am the Secretary of Global Energy Inc., and that the foregoing Bylaws, constitute the code of Bylaws of Global Energy Inc., as duly adopted by the Board of Directors of the Corporation on July 6, 2005.

DATED this 6th day of July, 2005.

X /s/ Christopher Kape (Sign)
Christopher Kape
Secretary